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                   WARBURG PINCUS U.S. CORE FIXED INCOME FUND

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

     The fund has adopted more stringent restrictions with respect to investments in foreign securities and equity and equity-related securities. Accordingly, the following information supersedes and replaces any contrary information contained in the fund's Prospectuses and Statement of Additional Information.

     Foreign Securities. The percentage of the fund's assets that may be invested in securities denominated in foreign-currency has been decreased from 35% of total assets to 20% of total assets.

     Emerging Markets. The percentage of the fund's assets that may be invested in dollar-denominated and foreign-currency-denominated debt securities of issuers located in emerging markets has been decreased from 35% of total assets to 10% of total assets. Debt securities with investment-grade ratings are not subject to this limitation.

     Equity and Equity-Related Securities. Previously, the fund was permitted to invest up to 35% of its total assets in equity or equity-related securities. The fund may now invest up to 10% of its total assets in preferred stock, and an additional 10% of its total assets in bonds convertible into equity securities.

Dated February 25, 1999                                            WPCOR-16-0299